Exhibit 10.41

                             SUBORDINATION AGREEMENT

            THIS SUBORDINATION AGREEMENT ("Agreement") is made and entered into by and between the undersigned, Rudy Slucker (the "undersigned"), and Congress Financial Corporation (Central) ("Lender"). Capitalized terms used herein which are not defined herein are used herein as such terms are defined in the Loan and Security Agreement dated as of January 20, 2000 (as amended, restated or otherwise modified from time to time, the "Loan Agreement") between Lender and Teardrop Golf Company (the "Debtor").

                                   WITNESSETH:

            WHEREAS, the Debtor is now indebted to the undersigned, pursuant to that certain Amended and Restated Subordinated Convertible Demand Promissory Note dated January 20, 2000 in the total initial principal amount of One Million Dollars ($1,000,000) (which subordinated note, together with any instrument(s) which may hereafter be substituted therefor under the terms of any agreement between Debtor and the undersigned, are hereinafter referred to as the "Notes").

            WHEREAS, Debtor shall be indebted to Lender as a result of loans to be made by Lender to Debtor pursuant to the Loan Agreement; and

            WHEREAS, the undersigned acknowledges that the loans or other extensions of any financial accommodation or credit to Debtor by Lender are of value to the undersigned;

                                    AGREEMENT

            NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged by the undersigned, and in order to induce Lender, at its option, now or from time to time hereafter, to make loans or extend credit or any other financial accommodation to or for the benefit of Debtor; or to grant such renewals or extensions thereof as Lender may deem advisable; and to better secure Lender in respect of the foregoing, the undersigned hereby agrees with Lender as hereinafter set forth.

            As used herein the following terms shall have the meanings set forth below:

            "Bankruptcy Code" shall mean Title 11 of the United States Code (11 U.S.C. 101 et. seq.) or any replacement or supplemental federal statute dealing with the bankruptcy of debtors.

            "Borrower" shall mean individually and collectively, each Debtor and any successor or assign of any Debtor, including, without limitation, a receiver, trustee or debtor-in-possession of or for any Debtor.
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            "Senior Obligations" shall mean the Obligations (as defined in the
Loan Agreement) and all interest and costs of enforcement or preservation and protection of collateral which may at any time accrue with respect to the Obligations or which would accrue but for the operation of any provision or doctrine with respect to the Bankruptcy Code and any obligations of, advances made to or claims against Borrower pursuant to or with respect to any financing or extension of credit provided to Borrower by Lender pursuant to Section 363 or 364 of the Bankruptcy Code.

            "Subordinated Debt" shall mean any principal, interest, fees or other monies which may now or hereafter be owing by Borrower to the undersigned or be owing by any other person, firm, partnership or corporation to the undersigned for the benefit of Borrower (whether such amounts represent principal or interest, or obligations which are due or not due, direct or indirect, absolute or contingent) including, without limitation, the Notes and any negotiable instruments evidencing such amounts.

            1. Standby; Subordination; Subrogation. The payment and performance of the Subordinated Debt is hereby subordinated to the Senior Obligations and the undersigned will not ask, demand, sue for, take or receive from Borrower by setoff or in any other manner, the whole or any part of the Subordinated Debt which may now or hereafter be owing by Borrower and will not take any negotiable instruments evidencing such amounts, nor any security (including guaranties and third party credit support) for any of the foregoing, unless and until all such Senior Obligations of Borrower whether now existing or hereafter arising directly between Borrower and Lender, and whether such Senior Obligations arise after the Borrower or the Borrower's estate becomes the subject of proceedings under the Bankruptcy Code or whether such Senior Obligations are acquired outright, conditionally or as collateral security from another by Lender, shall have been fully paid and satisfied with interest, including interest on any loans or advances made to the Borrower after the Borrower or the Borrower's estate becomes the subject of proceedings under the Bankruptcy Code and all commitments under the Loan Agreement have expired or been terminated. All liens and security interests of the undersigned, whether now or hereafter arising and howsoever existing, in any assets of Borrower or any assets securing any of the Senior Obligations shall be and hereby are subordinated to the rights and interests of Lender in those assets; the undersigned shall have no right to possession of any such assets or to foreclose upon any such assets, whether by judicial action or otherwise, unless and until all of the Senior Obligations shall have been fully paid and satisfied and all commitments under the Loan Agreement have expired or been terminated. The undersigned also hereby agrees that, regardless of whether any of the Senior Obligations are secured or unsecured, Lender shall be subrogated for the undersigned with respect to the undersigned's claims against Borrower and the undersigned's rights, liens and security interests, if any, in any of Borrower's assets and the proceeds thereof until all of the Senior Obligations have been fully paid and satisfied and all commitments under the Loan Agreement have expired or been terminated. In the event, at the request of Borrower, Lender releases any of its security for any of the Senior Obligations which constitutes part or all of the security for the Subordinated Debt, the undersigned shall thereupon execute and deliver to Borrower such termination statements and releases as the Borrower shall reasonably request to release the undersigned's security interest in or lien against such property of Borrower. The undersigned acknowledges and agrees that, to the extent the terms and


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provisions of either this Agreement or the Loan Agreement are inconsistent with the Notes, the Notes shall be deemed to be subject to the Loan Agreement and this Agreement.

            2. Payment of Interest and Principal. (a) Notwithstanding any other provision of this Agreement, the undersigned shall be entitled to collect interest on the Subordinated Debt that accrues from and after the date hereof and is payable at the non-default rate specified in the Notes (which rate shall in no event exceed the rate set forth in the Notes as of the date hereof), provided that such right shall automatically be suspended, without the necessity of Lender providing the undersigned with any notice, at any time there exists an Event of Default (as defined in the Loan Agreement) under the terms of the Loan Agreement (which has not been waived).

            (b) Notwithstanding any other provision of this Agreement, upon ten
(10) days' prior written notice to Lender by Borrower, Borrower shall be entitled to pay, and the undersigned shall be entitled to collect, the principal amount on the Subordinated Debt not to exceed $1,000,000 at any time that Lender has determined in its sole discretion that all three of the following conditions have been satisfied: (i) no Event of Default exists before and immediately after giving effect to such payment or would result from allowing such payment, (ii) Borrower shall have Excess Availability (as defined in the Loan Agreement) of at least $1,000,000 after giving effect to such payment and (iii) Borrower shall have received either (a) a subordinated loan of $1,000,000 on terms and conditions acceptable to Lender which shall be subject to a Subordination Agreement acceptable to Lender or (b) a cash equity investment in Borrower of at least $1,000,000 on terms and conditions acceptable to Lender. For purposes of determining whether the Excess Availability test has been satisfied on any payment date, Borrower and the undersigned shall assume that such payment will be funded only after payment of any amounts owing by Borrower to Lender.

            3. Enforcement Rights. The undersigned, prior to the payment in full of the Senior Obligations and the termination of all financing arrangements between Borrower and Lender, shall have no right to enforce any claim with respect to the Subordinated Debt, or otherwise to take any action against Borrower or Borrower's property without the prior written consent of Lender, except for claims for interest and/or principal to which the undersigned is entitled pursuant to Section 2 hereof.

            4. Subordinated Debt Owed Only to the Undersigned. The undersigned warrants and represents that the undersigned has not previously assigned any interest in the Subordinated Debt or any security interest in connection therewith, that no other person, firm or corporation owns an interest in the Subordinated Debt or security therefor other than the undersigned (whether as joint holders of the Subordinated Debt, participants or otherwise) and that the entire Subordinated Debt is owing only to the undersigned and covenants that the entire Subordinated Debt shall continue to be owing only to the undersigned and all security therefor shall continue to be held solely for the benefit of the undersigned unless assigned in accordance with the terms of this Agreement.


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            5. Lender Priority. In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Borrower or the proceeds thereof to the creditors of Borrower or readjustment of the Senior Obligations and Subordinated Debt of Borrower, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Senior Obligations or the Subordinated Debt, or the application of the assets of Borrower to the payment or liquidation thereof, or upon the dissolution or other winding up of Borrower's business, or upon the sale of all or substantially all of Borrower's assets, then, and in any such event, (i) Lender shall be entitled to receive payment in full of any and all of the Senior Obligations then owing prior to the payment of all or any part of the Subordinated Debt, and (ii) any payment or distribution of any kind or character, whether in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Subordinated Debt shall be paid or delivered directly to Lender for application on any of the Senior Obligations, due or not due, until such Senior Obligations shall have first been fully paid and satisfied.

            6. Payments Received by the Undersigned. Except for claims for interest and principal to which the undersigned is entitled pursuant to Section 2 hereof, should any payment or distribution or security or instrument or proceeds thereof be received by the undersigned upon or with respect to the Subordinated Debt or any other obligations of Borrower to the undersigned prior to the satisfaction of all of the Senior Obligations and termination of all financing arrangements between Borrower and Lender, the undersigned shall receive and hold the same in trust, as trustee, for the benefit of Lender, and shall forthwith deliver the same to Lender, in precisely the form received (except for the endorsement or assignment of the undersigned where necessary), for application on any of the Senior Obligations, due or not due, and, until so delivered, the same shall be held in trust by the undersigned as the property of Lender. In the event of the failure of the undersigned to make any such endorsement or assignment to Lender, Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

            7. Instrument Legend. Any instrument evidencing any of the Subordinated Debt (including, without limitation, the Notes), or any portion thereof, will, on the date hereof or promptly hereafter, be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of Lender pursuant to the terms of this Agreement, and (i) a copy thereof will be delivered to Lender on the date hereof, and (ii) the original of any such instrument will be immediately delivered to Lender upon request therefor by Lender after the occurrence of an Event of Default (as defined in the Loan Agreement) or if Lender at any time determines, in its sole discretion, that the financial condition of the undersigned is or becomes such that Lender wishes to have such possession to protect Lender's interest hereunder. Any instrument evidencing any of the Subordinated Debt, or any portion thereof, which is hereafter executed by Borrower, will, on the date thereof, be inscribed with the aforesaid legend and a copy thereof will be delivered to Lender on the date of its execution or within five (5) business days thereafter and the original thereof will be delivered as and when described hereinabove.

            8. Assignment of Claims. The undersigned agrees that until the Senior Obligations have been paid in full and satisfied and all financing arrangements between


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

Borrower and Lender have been terminated, the undersigned will not assign or transfer to others any claim the undersigned has or may have against Borrower, unless such assignment or transfer is made expressly subject to this Agreement.

            9. Continuing Nature of Subordination. This Agreement shall be effective and may not be terminated or otherwise revoked by the undersigned until the Senior Obligations shall have been fully discharged and all commitments under the Loan Agreement have been terminated. In the event the undersigned shall have any right under applicable law otherwise to terminate or revoke this Agreement which right cannot be waived, such termination or revocation shall not be effective until written notice of such termination or revocation, signed by the undersigned, is actually received by Lender's officer responsible for such matters. In the absence of the circumstances described in the immediately preceding sentence, this is a continuing agreement of subordination and Lender may continue, at any time and without notice to the undersigned, to extend credit or other financial accommodations and loan monies to or for the benefit of Borrower on the faith hereof. Any termination or revocation described hereinabove shall not affect this Agreement in relation to
(a) any of the Senior Obligations which arose prior to receipt thereof, (b) any of the Senior Obligations which represent interest on Senior Obligations, or (c) any of the Senior Obligations created after receipt thereof, if such Obligations were incurred either through extensions of credit by Lender pursuant to Lender's financing arrangements with Borrower in an aggregate outstanding amount not to exceed the Credit Limit, and/or for the purpose of preserving or protecting any collateral (including, but not limited to, all protective advances, costs, expenses) and/or for attorneys' and paralegals' fees, whensoever made, advanced or incurred by Lender in connection with the Senior Obligations. If, in reliance on this Agreement, Lender makes loans or other advances to or for the benefit of Borrower or takes other action under the Loan Agreement after such aforesaid termination or revocation by the undersigned but prior to the receipt by Lender of said written notice as set forth above, the rights of Lender shall be the same as if such termination or revocation had not occurred; and, in any event, no obligation of the undersigned hereunder shall be affected pursuant to this
Section 9 by the death, incapacity or written revocation of the undersigned or any other subordinated party, pledgor, endorser, or guarantor, if any.

            10. Additional Agreements Between Lender and Borrower. Lender, at any time and from time to time, either before or after any such aforesaid notice of termination or revocation, may enter into such agreement or agreements with Borrower as Lender may deem proper, extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Obligations or affecting the security underlying any or all of the Senior Obligations, and may exchange, sell, release, surrender or otherwise deal with any such security, without in any way thereby impairing or affecting this Agreement.

            11. Undersigned's Waivers. All of the Senior Obligations shall be deemed to have been made or incurred in reliance upon this Agreement. The undersigned expressly waives all notice of the acceptance by Lender of the subordination and other provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement whatsoever, and the undersigned expressly waives reliance by Lender upon the subordination and other agreements as herein provided. The undersigned agrees that Lender has made no


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

warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Loan Agreement, or the collectibility of the Senior Obligations, that Lender shall be entitled to manage and supervise its loans, extensions of credit or other financial accommodations to Borrower in accordance with applicable law and Lender's usual practices, modified from time to time as Lender deems appropriate under the circumstances, without regard to the existence of any rights that the undersigned may now or hereafter have in or to any of the assets of Borrower, and that Lender shall have no liability to the undersigned for, and waives any claim which the undersigned may now or hereafter have against, Lender arising out of any and all actions which Lender, in good faith, takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in the Collateral (as defined in the Loan Agreement) and other security for the Senior Obligations, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Senior Obligations from any account debtor, guarantor or any other party) with respect to the Loan Agreement or any other agreement related thereto or to the collection of the Senior Obligations or the valuation, use, protection or release of the Collateral and/or other security for the Senior Obligations.

            12. Bankruptcy Issues. If Borrower or Borrower's estate becomes the subject of proceedings under the Bankruptcy Code and if Lender desires to permit the use of cash collateral or to provide financing to Borrower under either
Section 363 or Section 364 of the Bankruptcy Code, the undersigned agrees that adequate notice of such financing to the undersigned shall have been provided if the undersigned received notice two (2) business days prior to the entry of any order approving such cash collateral usage or financing. Notice of a proposed financing or use of cash collateral shall be deemed given upon the sending of such notice by telegraph, telecopy or hand delivery to the undersigned at the address indicated above. All allocations of payments between Lender and the undersigned shall, subject to any court order, continue to be made after the filing of a petition under the Bankruptcy Code on the same basis that the payments were to be allocated prior to the date of such filing. In the event that the undersigned has or at any time acquires any security for the Subordinated Debt, the undersigned agrees not to assert any right it may have to "adequate protection" of its interest in such security in any bankruptcy proceeding and agrees that it will not seek to have the automatic stay lifted with respect to such security, without the prior written consent of Lender. The undersigned waives any claim or defense the undersigned may now or hereafter have arising out of the election by Lender, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under
Section 364 of the Bankruptcy Code by Borrower, as debtor-in-possession. To the extent that Lender receives payments on, or proceeds of collateral for, the Senior Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payment or proceeds received, the Senior Obligations, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by Lender.


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            13. Lender's Waivers. No waiver shall be deemed to be made by Lender of its rights hereunder, unless the same shall be in writing signed on behalf of Lender and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of Lender or the obligations of the undersigned to Lender in any other respect at any other time.

            14. Subrogation Rights of the Undersigned. Upon payment in full and satisfaction of all the Senior Obligations, the undersigned shall be subrogated to the rights of Lender to receive payments and distributions of cash, property and securities applicable to the Senior Obligations to the extent that distributions otherwise payable to the undersigned have been applied to the Senior Obligations, until all amounts payable under the Subordinated Debt shall have been paid in full. For purposes of such subrogation, no payments or distributions to Lender of any cash, property or securities to which the undersigned would be entitled except for the provisions of this Agreement, and no payment pursuant to the provisions of this Agreement to Lender by the undersigned shall, as among Borrower and its creditors other than Lender, be deemed to be a payment or distribution by Borrower to or on account of the Senior Obligations.

            15. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

            16. Headings. The headings contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

            17. Authority. The undersigned hereby certifies that it has all necessary authority to grant the subordination evidenced hereby and to execute this Agreement on behalf of the undersigned.

            18. Binding Effect. This Agreement shall be immediately binding upon the undersigned and its successors and assigns, and shall inure to the benefit of the successors and assigns of Lender.

            19. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
(a) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE UNDERSIGNED AND LENDER IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.


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            (b) EXCEPT AS PROVIDED IN THE NEXT PARAGRAPH, THE UNDERSIGNED AND
LENDER AGREE THAT ALL DISPUTES BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE UNDERSIGNED AND LENDER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. THE UNDERSIGNED WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

            (c) THE UNDERSIGNED AGREES THAT LENDER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE UNDERSIGNED OR ITS PROPERTY IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE LENDER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF LENDER. THE UNDERSIGNED AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY LENDER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. THE UNDERSIGNED WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH LENDER HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

            (d) THE UNDERSIGNED AND LENDER EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                            [Signature Page Follows]


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            IN WITNESS WHEREOF, this instrument has been signed and sealed this
20th day of January 2000.


                                    /s/ Rudy Slucker
                                    ------------------------------
                                    Mr. Rudy Slucker, individually

            Teardrop Golf Company hereby accepts, and acknowledges receipt of a copy of, the foregoing Subordination Agreement (the "Agreement") this __ day of January, 2000, and agrees that it will not pay any of the Subordinated Debt (as such term is defined in the Agreement) or grant any security therefor, except as the Agreement provides. In the event of a breach by the undersigned of any of the provisions herein, or by the holder of any Subordinated Debt of any of the provisions of the Agreement, all of the Senior Obligations (as such term is defined in the Agreement) shall, without presentment, demand, protest or notice of any kind, become immediately due and payable, unless Lender shall otherwise elect in writing.

                                    TEARDROP GOLF COMPANY


                                    By:/s/ Rudy Slucker
                                       ----------------------------
                                    Its: President

                   [Signature Page To Subordination Agreement]